                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL
                           PSYCHIATRIC SOLUTIONS, INC.
                                OFFER TO EXCHANGE


                   10 5/8% SENIOR SUBORDINATED NOTES DUE 2013
                           FOR ANY AND ALL OUTSTANDING
                   10 5/8% SENIOR SUBORDINATED NOTES DUE 2013


           ----------------------------------------------------------
           THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
            TIME, ON __________, 2003 (THE "EXPIRATION DATE") UNLESS
                     EXTENDED BY PSYCHIATRIC SOLUTIONS, INC.
           ----------------------------------------------------------

                       WACHOVIA BANK, NATIONAL ASSOCIATION

           By Registered or Certified Mail, Hand or Overnight Courier:

                        2525 West End Avenue, Suite 1200
                           Nashville, Tennessee 37203
                           Attn: Corporate Trust Group

                          By Facsimile:                 By Telephone:
                         (615) 341-3927                (615) 341-3926
               (For Eligible Institutions Only)

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges receipt of the Prospectus dated          ,
2003 (the "Prospectus") of Psychiatric Solutions, Inc. (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 10 5/8% Senior Subordinated Notes due 2013 (the "Registered Notes") for each $1,000 in principal amount of outstanding 10 5/8% Senior Subordinated Notes due 2013 (the "Old Notes"). The terms of the Registered Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Registered Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are not subject to any covenant regarding registration under the Securities Act of 1933, as amended (the "Securities Act").

         The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed hereto.

                            DESCRIPTION OF OLD NOTES

----------------------------------------------------------------------------------------------------------------------
                                                                            Aggregate Principal
  Name(s) and Addresses of Registered Holder(s)        Certificate         Amount Represented By    Principal Amount
                (Please fill-in)                        Number(s)               Old Notes*             Tendered**
-------------------------------------------------- --------------------- -------------------------- ------------------
                                                   --------------------- -------------------------- ------------------

                                                   --------------------- -------------------------- ------------------

                                                   --------------------- -------------------------- ------------------

                                                   --------------------- -------------------------- ------------------

                                                   --------------------- -------------------------- ------------------
                                                          Total
----------------------------------------------------------------------------------------------------------------------
*   Need not be completed by book-entry holders.
**  Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. See Instruction 2.
----------------------------------------------------------------------------------------------------------------------

         This Letter of Transmittal is to be used either if certificates representing Old Notes are to be forwarded herewith or if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at the Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes."

         [ ] CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

                  Name of Tendering Institution(s)
                                                   ----------------------------
                  The Depository Trust Company Account Number
                                                              -----------------
                  Transaction Code Number
                                          -------------------------------------

         [ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

                  Name of Registered Holder(s)
                                               --------------------------------
                  Name of Eligible Institution that
                  Guaranteed Delivery
                                      -----------------------------------------
                  Date of Execution of Notice of Guaranteed Delivery
                                                                     ----------
                  Name of Institution that Guaranteed Delivery
                                                               ----------------
                  If Delivered by Book-Entry Transfer:
                                                       ------------------------
                  Account Number
                                 ----------------------------------------------

         [ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO

                  Name:
                        -------------------------------------------------------
                  Address:
                           ----------------------------------------------------

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Registered Notes. If the undersigned is a broker-dealer that will receive Registered Notes for its own account in exchange for Old Notes that were acquired as result of market-making activities or other trading activities (other than Old Notes acquired directly from the Company), it acknowledges that it will deliver a prospectus in connection with any resale of such Registered Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Any holder who is an "affiliate" of the Company or who has an arrangement or understanding with respect to the distribution of the Registered Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Old Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

         1. Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

         2. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Registered Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Registered Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaging in or intends to engage in a distribution of such Registered Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

         3. The undersigned also acknowledges that the Exchange Offer is being made in reliance on an interpretation, made to third parties, by the staff of the Securities and Exchange Commission (the "SEC") that the Registered Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Registered Notes are acquired in the ordinary course of such holders' business, such holders are not engaging in and do not intend to engage in the distribution of such Registered Notes and such holders have no arrangements with any person to participate in the distribution of such Registered Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in. a distribution of Registered Notes. If the undersigned is a broker-dealer that will receive Registered Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of such Registered Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         4. The undersigned may, if, and only if, it would not receive freely tradable Registered Notes in the Exchange Offer or is not eligible to participate in the Exchange Offer, elect to have its Old Notes registered in the shelf registration described in the Exchange and Registration Rights Agreement, dated as of June 30, 2003, among the Company, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Jefferies & Company, Inc. (the "Registration Agreement"). Capitalized terms used in this paragraph 4 and not otherwise defined herein shall have the meanings given to them in the Registration Agreement. Such election may be made by checking the box under "Special Registration Instructions" below. By making such election, the undersigned agrees, as a holder of Old Notes participating in a Shelf Registration, to comply with the Registration Agreement and to indemnify and hold harmless the Company, its directors, officers, employees and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the

"Exchange Act"), from and against any and all losses, claims, damages, liabilities, judgments (including without limitation, any legal or other expenses incurred in connection with investigating or defending any judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or any preliminary prospectus or prospectus forming a part thereof (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the undersigned specifically for inclusion therein. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provisions of the Registration Agreement is not intended to be exhaustive and is qualified in its entirety by the Registration Agreement.

         5. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal Rights." See Instruction 9.

         6. Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, please issue the Registered Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Registered Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

         THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE PROSPECTUS AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE PROSPECTUS AND THIS LETTER, THE TERMS OF THE PROSPECTUS SHALL PREVAIL.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

--------------------------------------------------------------------------------
                          SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 2, 3, 4 AND 5)

         To be completed ONLY if certificates for Old Notes not exchanged and/or Registered Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter below, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: Registered Notes and/or Old Notes to:

Name(s)*
         ---------------------------------------------------------------
                             (Please type or print)

         ---------------------------------------------------------------
                             (Please type or print)

Address:
         ---------------------------------------------------------------

         ---------------------------------------------------------------

         ---------------------------------------------------------------
                                                                Zip Code

      Such person(s) must properly complete a Substitute Form W-9, a Form
                    W-8BEN, a Form W-8ECI, or a Form W-8IMY)

         Credit unchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

          ------------------------------------------------------------
          (Book-Entry Transfer Facility Account Number, if applicable)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

         To be completed ONLY if certificates for Old Notes not exchanged and/or Registered Notes are to be sent to someone other than the person or persons whose signatures(s) appear(s) on this Letter below or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.

Mail Registered Notes and/or Old Notes to:

Name(s)*
         ---------------------------------------------------------------
                             (Please type or print)

         ---------------------------------------------------------------
                             (Please type or print)

Address:
         ---------------------------------------------------------------

         ---------------------------------------------------------------

         ---------------------------------------------------------------
                                                                Zip Code







      (Such person(s) must properly complete a Substitute Form W-9, a Form
                    W-8BEN, a Form W-8ECI, or a Form W-8IMY)
--------------------------------------------------------------------------------

                        SPECIAL REGISTRATION INSTRUCTIONS
                             (SEE PARAGRAPH 4 ABOVE)


--------------------------------------------------------------------------------
         To be completed ONLY IF (i) the undersigned satisfies the conditions set forth in paragraph 4 above, (ii) the undersigned elects to register its Old Notes in the shelf registration described in the Registration Agreement, and
(iii) the undersigned agrees to comply with the Registration Agreement and to indemnify certain entities and individuals as set forth in paragraph 4 above.

[ ]      By checking this box the undersigned hereby (i) represents that it is entitled to have its Old Notes registered in a shelf registration in accordance with the Registration Agreement, (ii) elects to have its Old Notes registered pursuant to the shelf registration described in the Registration Agreement, and
(iii) agrees to comply with the Registration Agreement and to indemnify certain entities and individuals identified in, and to the extent provided in, paragraph 4 above.
--------------------------------------------------------------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)


X.                                                                   , 2003
  ------------------------------------        -----------------------

X.                                                                   , 2003
  ------------------------------------        -----------------------

X.                                                                   , 2003
  ------------------------------------        -----------------------
          Signature(s) of Owner                            Date

Area Code and Telephone Number
                               -------------------------------------------

         If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
         --------------------------------------------------------------------

-----------------------------------------------------------------------------
Capacity:
         --------------------------------------------------------------------
Address:
         --------------------------------------------------------------------

                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed
by an Eligible Institution:
                           --------------------------------------------------
                                       (Authorized Signature)

-----------------------------------------------------------------------------
                                       (Title)

-----------------------------------------------------------------------------
                                       (Name and Firm)

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         1. DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

         This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer." Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations or principal amount at maturity of $1,000 or any integral multiple thereof.

         Noteholders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and any other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

         The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. No Letter of Transmittal or Old Notes should be sent to the Company.

         See "The Exchange Offer" section in the Prospectus.

         2. PARTIAL TENDERS.

         If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the box above entitled "Description of Old Notes" under "Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes of a tendering holder who physically delivered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

         If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

         When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Registered Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

         If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificates(s) or bond powers must be guaranteed by an Eligible Institution.

         If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter.

         Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program (each an "Eligible Institution" and collectively, "Eligible Institutions").

         Signatures on the Letter need not be guaranteed by an Eligible Institution if (A) the Old Notes are tendered (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution and (B) the box entitled "Special Registration Instructions" on this Letter has not been completed.

         4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering holders of Old Notes should indicate in the applicable box the name and address to which Registered Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated and such person named must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI, or a Form W-8IMY, as applicable. Noteholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

         5. TRANSFER TAXES.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, Registered Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         6. WAIVER OF CONDITIONS.

         The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

         7. NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

         Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

         8. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

         Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

         9. WITHDRAWAL OF TENDERS.

         Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

         For a withdrawal of a tender of Old Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"),
(ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes), (iii) be signed by the holder in the same manner as the original signature on this Letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture pursuant to which the Old Notes were issued register the transfer of such Old Notes into the name of the person withdrawing the tender, and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. Any Old Notes so properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender, or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions of this Letter) will be final and binding on all parties.

         10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

                            IMPORTANT TAX INFORMATION

         Each prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. Under current federal income tax law, a holder of Registered Notes is required to provide the Company (as payor) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent any backup withholding on any payments received in respect of the Registered Notes. If a holder of Registered Notes is an individual, the TIN is such holder's social security number. If the Company is not provided with the correct taxpayer identification number, a holder of Registered Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

         Certain holders of Registered Notes (including, among other, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of Registered Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, the appropriate Internal Revenue Service Form W-8 (e.g., W-8BEN, Form W-8ECI or Form W-8IMY), properly completed and signed under penalty of perjury, attesting to the holder's exempt status. The appropriate W-8 will be provided by the Exchange Agent upon request. See the enclosed Substitute Form W-9 for additional instructions.

         If backup withholding applies, the Company is required to withhold 30% of any "reportable payment" made to the holder of Registered Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding with respect to any payments received in respect of the Registered Notes, each prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions should provide the Company, through the Exchange Agent, with either: (i) such prospective holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN), that such prospective holder is a U.S. person (including a U.S. resident alien), and that (A) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The prospective holder of Registered Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the Registered Notes. If the Registered Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Substitute Form W-9 for additional guidance regarding which number to report.

Form W-9                                                       GIVE FORM TO THE
(Rev. January 2003)                                            REQUESTER. DO NOT
Department of the Treasury                                     SEND TO THE IRS.
Internal Revenue Service

                              REQUEST FOR TAXPAYER
                    IDENTIFICATION NUMBER AND CERTIFICATION

                                 PRINT OR TYPE
                      See SPECIFIC INSTRUCTIONS on page 2.

----------------------------------------------------------------------------------------------------------------------------------
Name

----------------------------------------------------------------------------------------------------------------------------------
Business name, if different from above

----------------------------------------------------------------------------------------------------------------------------------
                           Individual/                                                                   Exempt from backup
Check appropriate box: [ ] Sole proprietor  [ ] Corporation  [ ] Partnership  [ ] Other ...........  [ ] withholding
----------------------------------------------------------------------------------------------------------------------------------
Address (number, street, and apt. or suite no.)                                        Requester's name and address (optional)

---------------------------------------------------------------------------------
City, state, and ZIP code

----------------------------------------------------------------------------------------------------------------------------------
List account number(s) here (optional)

----------------------------------------------------------------------------------------------------------------------------------

PART I TAXPAYER IDENTIFICATION NUMBER (TIN)

Enter your TIN in the appropriate box. For        SOCIAL SECURITY NUMBER
individuals, this is your social security                [ ] [ ] [ ] [ ] [ ]
number (SSN). HOWEVER, FOR A RESIDENT ALIEN,
SOLE PROPRIETOR, OR DISREGARDED ENTITY, SEE
THE PART I INSTRUCTIONS ON PAGE 3. For other
entities, it is your employer identification                OR
number (EIN). If you do not have a number, See
HOW TO GET A TIN on page 3.

NOTE: If the account is in more than one name,    EMPLOYER IDENTIFICATION NUMBER
see the chart on page 4 for guidelines on                [ ] [ ] [ ] [ ] [ ]
whose number to enter.

PART II CERTIFICATION

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, AND

3.   I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4).
--------------------------------------------------------------------------------
SIGN     SIGNATURE OF
HERE     U.S. PERSON                                     DATE
--------------------------------------------------------------------------------
PURPOSE OF FORM                         NONRESIDENT ALIEN WHO BECOMES A
                                        RESIDENT ALIEN. Generally, only a
A person who is required to file an     nonresident alien individual may use
information return with the IRS, must   the terms of a tax treaty to reduce or
obtain your correct taxpayer            eliminate U.S. tax on certain types of
identification number (TIN) to report,  income. However, most tax treaties
for example, income paid to you, real   contain a provision known as a "saving
estate transactions, mortgage interest  clause." Exceptions specified in the
you paid, acquisition or abandonment    saving clause may permit an exemption
of secured property, cancellation of    from tax to continue for certain types
debt, or contributions you made to an   of income even after the recipient has
IRA.                                    otherwise become a U.S. resident alien
                                        for tax purposes.
U.S. PERSON. Use Form W-9 only if you
are a U.S. person (including a            If you are a U.S. resident alien who
resident alien), to provide your        is relying on an exception contained in
correct TIN to the person requesting    the saving clause of a tax treaty to
it (the requester) and, when            claim an exemption from U.S. tax on
applicable, to:                         certain types of income, you must
                                        attach a statement that specifies the
  1.   Certify that the TIN you are     following five items:
giving is correct (or you are waiting
for a number to be issued),               1.  The treaty country. Generally,
                                        this must be the same treaty under
  2.   Certify that you are not subject which you claimed exemption from tax as
to backup withholding, or               a nonresident alien.

  3.   Claim exemption from backup        2.  The treaty article addressing the
withholding if you are a U.S. exempt    income.
payee.
                                          3.  The article number (or location)
  NOTE: If a requester gives you a      in the tax treaty that contains the
form other than Form W-9 to request     saving clause and its exceptions.
your TIN, you must use the requester's
form if it is substantially similar to    4.  The type and amount of income
this form W-9.                          that qualifies for the exemption from
                                        tax.
FOREIGN PERSON. If you are a foreign
person, use the appropriate Form W-8      5.  Sufficient facts to justify the
(see PUB. 515, Withholding of Tax on    exemption from tax under the terms of
Nonresident Aliens and Foreign          the treaty article.
Entities).
--------------------------------------------------------------------------------
                          Cat. No. 10231x                 Form W-9 (Rev. 1-2003)